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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                                December 30, 2002

                Date of Report (Date of earliest event reported)


                            CITIZENS HOLDING COMPANY
           (Exact name of the registrant as specified in its charter)


 MISSISSIPPI                    001-15375                      64-0666512
(State or other           (Commission File Number)           (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


   521 Main Street, Philadelphia, Mississippi                       39350
   (Address of principal executive office)                       (Zip Code)


                                 (601) 656-4692
              (Registrant's telephone number, including area code)


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Item 7. Financial Statement and Exhibits.

(a) Exhibits

     Exhibit 99.1   Press Release dated December 30, 2002

Item 9. Regulation FD Disclosure.

On December 30, 2002, Citizens Holding Company (the "Company") issued a press release that announced the change in Chief Executive Officer upon the retirement of Steve Webb. The press release announcing this change is attached as
Exhibit 99.1.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CITIZENS HOLDING COMPANY


                                    BY: /s/ Robert T. Smith
                                       --------------------------------------
                                       Robert T. Smith
                                       Treasurer (Chief Financial Officer)


DATE:  December 30, 2002


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                                  EXHIBIT INDEX

Exhibit
Number              Description
-------            ------------
99.1     Press Release dated December 30, 2002